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                                                                   Exhibit 10.28
                                                                   -------------


                                   CONTRACT
                                   --------


                                    between

                           Medfield Investment S.A.
              Steinhaldenring 8, CH-8954 Geroldswil, Switzerland
                                  as Investor

                                      and

                    UTG Communications International, Inc.
             17 Cattano Avenue, Morristown, New Jersey 07960, USA
                                   as Seller



Referring to the Subscription Agreement dated January 16, 1998, both parties hereby agree and confirm to extend the terms of this agreement so that the Investor and the Seller can call the options until September 30, 1998 and that the Investor can buy the shares until that time.

All other clauses and conditions remain the same.



The Seller                                      The Investor
UTG Communications International, Inc.          Medfield Investment S.A.


Date: May 15, 1998                              Date: 16 May '98


Signature:                                      Signature


/s/ U. Ernst                                    /s/ D.L. Deck
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